SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2007
CELANESE CORPORATION
(Exact Name of Registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1601 West LBJ Freeway, Dallas, Texas 75234-6034
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable
(Former name or former address, if changed since last report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
     On June 12, 2007, Celanese Corporation (the “Company”) issued a press release announcing a temporary shutdown of the acetic acid unit at its Clear Lake, Texas facility. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Item 8.01	Other Events
     On June 12, 2007, the Company announced that initial attempts to repair the acetic acid unit at its Clear Lake, Texas facility were unsuccessful upon restart, and a shutdown will be required for additional repair. The company has informed its acetic acid and derivatives customers that the force majeure previously announced on May 14, 2007 will be extended. Celanese will also expand the force majeure to additional acetyl derivatives products.
     The Company also announced that its 600,000 metric ton acetic acid facility in Nanjing, China has passed commercial qualification and is currently running at full production rates.
     The Company expects that sustainable operations at the Clear Lake facility will resume by mid-July 2007.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description
99.1	Press Release dated June 12, 2007*

*	In connection with the disclosure set forth in Item 7.01, the information in Item 7.01 of this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including the exhibit attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in Item 7.01 of this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By	/s/ Kevin J. Rogan
	Name:	Kevin J. Rogan
	Title:	Assistant Secretary

Date: June 12, 2007

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated June 12, 2007*

*	In connection with the disclosure set forth in Item 7.01, the information in Item 7.01 of this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including the exhibit attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in Item 7.01 of this Current Report that is required to be disclosed solely by Regulation FD.